UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)            July 17, 2007
HEI, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-10078	41-0944876

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota		55386

(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (952) 443-2500

Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     HEI, Inc. issued a press release on July 17, 2007 announcing its results of operations for the three months and nine ended June 2, 2007 and announced it will hold its quarterly conference call to discuss the financial results of the third quarter fiscal year 2007 on Thursday July 19, 2007 at 10:00 am Central time (11:00 am Eastern time). The full text of the press release issued on July 17, 2007 is furnished as Exhibit 99.1 to this report.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits
The following Exhibits shall be deemed furnished and not filed as a part of this Report:

Exhibit No.	Description of Exhibit
99.1	Press release issued on July 17, 2007 announcing the Company’s results of operations for the three months and nine ended June 2, 2007 and announcing that the Company will hold its quarterly conference call to discuss the financial results of the third quarter fiscal year 2007 on Thursday July 19, 2007 at 10:00 am Central time (11:00 am Eastern time).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC.
Date: July 17, 2007	By /s/ Mark B. Thomas
Mark B. Thomas
Its: Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX
99.1	Press release issued on July 17, 2007 announcing the Company’s results of operations for the three months and nine ended June 2, 2007 and announcing that the Company will hold its quarterly conference call to discuss the financial results of the third quarter fiscal year 2007 on Thursday July 19, 2007 at 10:00 am Central time (11:00 am Eastern time).